EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 24, 2016, is by and among UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of the State of Maryland (the “Company”), the Subsidiary Guarantors party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H

WHEREAS, the Company, the Subsidiary Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 27, 2015 (as amended, modified, extended, restated, replaced or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that (a) the Administrative Agent and the Required Lenders amend the Credit Agreement to make certain modifications as more specifically set forth in this Amendment and (b) certain Lenders (individually, an “Incremental Lender” and collectively, the “Incremental Lenders”) provide an increase to the Revolving Committed Amount in aggregate principal amount equal to $65,000,000 (the “Revolver Increase”); and

WHEREAS, (a) the Administrative Agent and the Required Lenders are willing to amend the Credit Agreement and (b) the Incremental Lenders are willing to provide the Revolver Increase, in each case in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Section 2.1(a) of the Credit Agreement. The reference to “ONE HUNDRED EIGHTY FIVE MILLION DOLLARS ($185,000,000)” appearing in the first sentence of clause (a) in Section 2.1 of the Credit Agreement is hereby amended to read “TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000)” For the avoidance of doubt, it is understood and agreed by the parties hereto that the Incremental Increase Amount available to the Company pursuant to Section 2.2 of the Credit Agreement shall continue to $50,000,000 after giving effect to this Amendment, and that such amount is not otherwise reduced as a result of the Revolver Increase provided for hereunder.

1.2 Amendment to Section 2.3(a) of the Credit Agreement. The reference to “FIFTY MILLION DOLLARS ($50,000,000)” appearing in clause (i) of the first proviso in Section 2.3(a) of the Credit Agreement is hereby amended to read “FORTY MILLION DOLLARS ($40,000,000)”.

1.3 Commitments. Each of the parties hereto agrees that, after giving effect to this Amendment, Schedule 2.1 to the Credit Agreement shall be amended in its entirety to read as set forth on Exhibit A attached thereto and the revised Revolving Committed Amount (and Revolving Commitment

Percentage) of each Lender shall be as set forth therein. In connection with this Amendment, the outstanding Revolving Loans and Participation Interests shall be reallocated by causing such fundings and repayments (which shall not be subject to any processing and/or recordation fees) among the Lenders as necessary such that, after giving effect to the Revolver Increase, each Lender will hold Revolving Loans and Participation Interests based on its Revolving Commitment Percentage (after giving effect to such Revolver Increase). The Company shall be responsible for any costs arising under Section 2.15 of the Credit Agreement resulting from such reallocation and repayments.

1.4 Amendments related to EEA Bail In Provisions.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of Defaulting Lender set forth in Section 1.1 of the Credit Agreement is amended by (1) deleting the “or” at the end of clause (d)(i) thereof and (2) adding the following text after the word “capacity” at the end of clause (d)(ii) thereof: “or (iii) become the subject of any Bail-In Action”;

(c) Section 2.21(c) of the Credit Agreement is hereby amended by deleting the word “No” at the beginning of the last sentence thereof and replacing it with “Subject to Section 9.23, no”; and

(d) Article IX of the Credit Agreement is hereby amended by adding a new Section 9.23 to read as follows:

9.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Company, the Subsidiary Guarantors, the Incremental Lenders, the Required Lenders and the Administrative Agent.

(b) Authority Documents. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate (i) certifying that the articles of incorporation or other organizational documents, as applicable, of each that were delivered on the Closing Date remain true and complete as of the Amendment Effective Date (or certified updates as applicable), (ii) certifying that the bylaws, operating agreements or partnership agreements of each Credit Party that were delivered on the Closing Date remain true and correct and in force and effect as of the Amendment Effective Date (or certified updates as applicable), (iii) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment (including the Revolver Increase), the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Amendment Effective Date, (iv) attaching, to the extent available on the Amendment Effective Date, certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and (v) certifying that each officer listed in the incumbency certification contained in each Credit Party’s Secretary’s Certificate, delivered on the Closing Date remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment or attaching a new incumbency certificate for each officer signing this Amendment.

(c) Fees and Expenses. (i) The Administrative Agent shall have received from the Company (A) for the account of each of the Incremental Lenders, an upfront fee for each Incremental Lender equal to 0.25% of the principal amount of the Revolver Increase provided by such Incremental Lender on the Amendment Effective Date and (B) such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and (ii) King & Spalding LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(d) Legal Opinion. The Administrative Agent shall have received an opinion or opinions of counsel for the Credit Parties, dated the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent.

(e) Officer’s Certificate. The Administrative Agent shall have received from the Company an officer’s certificate demonstrating that, after giving effect to the Revolver Increase (assuming all amounts thereunder are fully drawn) on a Pro Forma Basis, (i) the Company will be in compliance with the financial covenants set forth in Section 5.5 of the Credit Agreement.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties made by the Credit Parties in the Loan Documents (i) with respect to representations and warranties that contain a materiality qualification, are true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(e) After giving effect to this Amendment and any funding of the Revolver Increase, no Default or an Event of Default shall have occurred and be continuing.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) Other than as set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations. Furthermore, each Subsidiary Guarantor consents to the execution and delivery by the Company of this Amendment and acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Obligations of the Company to the Lenders or any other obligation of the Company, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Company, the Subsidiary Guaranty (i) is and shall continue to be a primary obligation of the Subsidiary Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Guarantors under the Subsidiary Guaranty.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Company agrees to pay all reasonable costs and fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process and Venue; Waiver of Jury Trial. The jurisdiction, service of process, venue and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:	UNIVERSAL HEALTH REALTY INCOME TRUST, a real estate investment trust organized under the laws of the State of Maryland

	By:	/s/ CHERYL K. RAMAGANO
	Name:	Cheryl K. Ramagano
	Title:	Vice President, Treasurer and Secretary

GUARANTORS:	3811 BELL MEDICAL PROPERTIES, LLC APAMED PROPERTIES, LLC
DESMED, LLC OSAGE MEDICAL PROPERTIES, LLC
SANTA FE SCOTTSDALE, LLC SHEFFIELD PROPERTIES, L.L.C.
SIERRA MEDICAL PROPERTIES, LLC RIVERDALE REALTY, L.L.C.
SPRING VALLEY MEDICAL PROPERTIES, LLC SPRING VALLEY MEDICAL PROPERTIES II, LLC
653 TOWN CENTER INVESTMENTS, LLC SHILOH MEDICAL PROPERTIES, LLC
EAGLE MEDICAL PROPERTIES, LLC HANOVER MEDICAL PROPERTIES, LLC
DTX MEDICAL PROPERTIES, LLC UHT TRS, LLC
NWTX MEDICAL PROPERTIES, LLC CIMARRON MEDICAL PROPERTIES, LLC OTTUMWA MEDICAL PROPERTIES, LLC

By: Universal Health Realty Income Trust Its sole member

	By:	/s/ CHERYL K. RAMAGANO
	Name:	Cheryl K. Ramagano
	Title:	Vice President, Treasurer and Secretary

CYPRESSWOOD INVESTMENTS, L.P.

By: Universal Health Realty Income Trust Its general partner

	By:	/s/ CHERYL K. RAMAGANO
	Name:	Cheryl K. Ramagano
	Title:	Vice President, Treasurer and Secretary

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

ONEIDA MEDICAL PROPERTIES, LP 5004 POOL ROAD PROPERTIES, LP

By: Universal Health Realty Income Trust Its limited partner

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Vice President, Treasurer and Secretary

UHT/ENSEMBLE PROPERTIES I, LLC DEERVAL PROPERTIES, LLC COBRE PROPERTIES, LLC

By: Universal Health Realty Income Trust Its member

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Vice President, Treasurer and Secretary

WILLETTA MEDICAL PROPERTIES, LLC

By: UHT/Ensemble Properties I, LLC Its sole member

By: Universal Health Realty Income Trust Its member

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Vice President, Treasurer and Secretary

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

NSHE TX BAY CITY, LLC FORNEY DEERVAL, LLC

By: Deerval Properties, LLC Its sole member

By: Universal Health Realty Income Trust Its member

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Vice President, Treasurer and Secretary

NSHE TX CEDAR PARK, LLC FORNEY WILLETTA, LLC

By: Willetta Medical Properties, LLC Its sole member

By: UHT/Ensemble Properties I, LLC Its sole member

By: Universal Health Realty Income Trust Its member

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Vice President, Treasurer and Secretary

GULPH INVESTMENTS

By:	/s/ CHERYL K. RAMAGANO
Name:	Cheryl K. Ramagano
Title:	Trustee

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATION ASSOCIATION, as Administrative Agent, on behalf of the Lenders, Swingline Lender and Issuing Lender and Lender

	By:	/s/ ANDREA S. CHEN
	Name:	Andrea S. Chen
	Title:	Director

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as Lender

	By:	/s/ AMIE EDWARDS
	Name:	Amie Edwards
	Title:	Senior Vice President

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as Lender

By:	/s/ JOHN MCCHESNEY
Name:	John McChesney
Title:	Officer

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

JP MORGAN CHASE BANK, N.A., as Lender

By:	/s/ DAWN LEE LUM
Name:	Dawn Lee Lum
Title:	Executive Director

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as Lender

By:	/s/ JARED COHEN
Name:	Jared Cohen
Title:	Vice President

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ JEFFREY D. GREENLAW
Name:	Jeffrey D. Greenlaw
Title:	Vice President

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ MARK KONEVAL
Name:	Mark Koneval
Title:	Managing Director

By:	/s/ JEFF FERRELL
Name:	Jeff Ferrell
Title:	Managing Director

UNIVERSAL HEALTH REALTY INCOME TRUST

FIRST AMENDMENT TO CREDIT AGREEMENT

Exhibit A

Schedule 2.1

Commitments

Lender	Revolving Committed Amount	Revolving Commitment Percentage
Wells Fargo Bank, National Association	$40,540,540.55	16.216216220%
Bank of America, N.A.	$40,540,540.55	16.216216220%
Fifth Third Bank	$33,783,783.78	13.513513512%
JP Morgan Chase Bank, N.A.	$33,783,783.78	13.513513512%
SunTrust Bank	$33,783,783.78	13.513513512%
PNC Bank, National Association	$33,783,783.78	13.513513512%
Credit Agricole Corporate and Investment Bank	$33,783,783.78	13.513513512%

Total:	$250,000,000.00	100.000000000%